UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 Or 15 (d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event Reported): October 17, 2005

House of Taylor Jewelry, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-25377 (Commission File Number)	33-0805583 (IRS employer identification no.)
9200 Sunset Blvd. Suite 425 West Hollywood, California	90069
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(310) 860-2660

 (Registrant’s former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b) Departure of Directors or Principal Officers.

Jack Brehm retired from his position as Chief Financial Officer effective October 17, 2005. Mr. Brehm will remain available as a consultant to the company

Item 5.02 (c) Appointment of Principal Officers.

Pauline Schneider accepted the position of Chief Financial Officer of House of Taylor Jewelry, Inc. effective October 17, 2005.

Ms. Schneider most recently served as Vice President - Finance for PRB Gas Transportation Inc. from May 2004 through August 2005 where she saw the company through three rounds of private financing, an initial public offering, two major acquisitions, and listing on the American Stock Exchange.  From October 2003 to May 2004 she was the interim accounting officer for Navidec, Inc.  From May 2002 to October 2003 Ms. Schneider was an independent consultant for various privately owned companies where she provided accounting and business advisory services.  From May 2001 to May 2002 she was Vice President – Finance for Eagle Print Solutions, Inc. where she was responsible for all accounting functions and assisted in performance of due diligence on numerous acquisition opportunities.  From November 2000 to May 2001 she worked as a consultant for Visual Data Corporation where, from June 1995 to November 2000, she was Chief Financial Officer/Controller. At Visual Data Ms. Schneider was responsible for all accounting, administrative and financial reporting functions, including SEC compliance, and assisted in coordinating private equity offerings and its initial public offering.

There are no family relationships between Ms. Schneider and directors, executive officers, or persons nominated or chosen by House of Taylor Jewelry to become directors or executive officers.

Ms. Schneider has not been a party to any transaction during the last two years, or proposed transactions, to which House of Taylor Jewelry was or is to be a party, in which any director or officer, nominee director, 5% or greater shareholder, or any member of the immediate family of such parties had or is to have a direct or indirect material interest.

Item 9.01    Financial Statements and Exhibits.

On October 17, 2005, House of Taylor Jewelry, Inc. issued a press release announcing the retirement of Jack Brehm as Chief Financial Officer and the appointment of Pauline Schneider as his successor. A copy of that press release is attached to this report as Exhibit 99.1.

 (c) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 17, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2005	House of Taylor Jewelry, Inc. (Registrant)
/s/ Pauline Schneider
Pauline Schneider , Chief Financial Officer